JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H, Q and W

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated October 15, 2021 to PROSPECTUSES dated April 26, 2021

Changes to Variable Investment Options

This Supplement applies to VENTURE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE® STRATEGY VARIABLE ANNUITY, VENTURE® OPPORTUNITY A SHARE VARIABLE ANNUITY, ACCOMMODATOR VARIABLE ANNUITY, VENTURE® OPPORTUNITY B SHARE VARIABLE ANNUITY, ACCOMMODATOR 2000 VARIABLE ANNUITY, INDEPENDENCE VARIABLE ANNUITY, INDEPENDENCE PREFERRED VARIABLE ANNUITY, INDEPENDENCE 2000 VARIABLE ANNUITY, MARKETPLACE VARIABLE ANNUITY, PATRIOT VARIABLE ANNUITY, DECLARATION VARIABLE ANNUITY, REVOLUTION ACCESS VARIABLE ANNUITY, REVOLUTION EXTRA VARIABLE ANNUITY, REVOLUTION EXTRA II VARIABLE ANNUITY, REVOLUTION VALUE VARIABLE ANNUITY, REVOLUTION VALUE II VARIABLE ANNUITY, WEALTHBUILDER VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus dated April 26, 2021 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

Portfolio Name Change

For the Contracts listed above, the following change applies:

Effective at the close of business on October 15, 2021, the following Portfolio’s “Prior Name” is changing to the “New Name” listed below:

Prior Name	New Name
JHVIT Mid Cap Stock Trust	JHVIT Mid Cap Growth Trust

As a result, after October 15, 2021, the Variable Investment Option corresponding to Mid Cap Stock Trust is renamed as the Variable Investment Option corresponding to Mid Cap Growth Trust. Any Contract Value allocated to the Mid Cap Stock Investment Option will be allocated to the Mid Cap Growth Investment Option.

Accordingly, any references in the Annuity Prospectus to the “Mid Cap Stock” Trust or Investment Option are replaced with the “Mid Cap Growth” Trust or Investment Option, respectively, except for the reference to the “Mid Cap Stock” Trust in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature.

You should retain this Supplement for future reference.

Supplement dated October 15, 2021

10/21:VAPS66	333-70728	033-79112
	333-70730	333-83558
	333-70850	333-164147
	333-71072	333-164145
	333-71074	333-146591